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                                                                     EXHIBIT 5.1


                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS

We consent to the reference to our firm under the caption "Experts" and to the incorporation by reference of our report dated March 12, 2004 in the Registration Statement on Form F-10 and related Prospectus of Paramount Resources Ltd. dated June 17, 2004.



Calgary, Canada                                        /s/ Ernst & Young LLP
June 17, 2004                                          Chartered Accountants